Exhibit 99.25

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

FIRST USA BANK, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-4

Monthly Period:	8/1/02 to 8/31/02
Distribution Date:	9/10/02
Transfer Date:	9/9/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the “Pooling and Servicing Agreement”) by and between First USA Bank, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-4 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution.

1.	The total amount of the distribution to
Certificateholders on the Distribution Date per
$1,000 original certificate principal amount

Class A	$1.54465
Class B	$1.75410
Collateral Invested Amount	$2.23743

2.	The amount of the distribution set forth in
paragraph 1 above in respect of interest on
the Certificates, per $1,000 original
certificate principal amount

Class A	$1.54465
Class B	$1.75410
Collateral Invested Amount	$2.23743

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 2	Series 2001-4

3.	The amount of the distribution set forth in paragraph 1
above in respect of principal on the Certificates, per
$1,000 original certificate principal amount

Class A	$0.00000
Class B	$0.00000
Collateral Invested Amount	$0.00000

B.	Information Regarding the Performance of the Trust.

1.	Allocation of Principal Receivables.

The	aggregate amount of Allocations of Principal
Receivables processed during the Monthly Period
which were allocated in respect of the Certificates

Class A	$83,230,436.19
Class B	$6,426,884.72
Collateral Invested Amount	$9,435,213.76

Total	$99,092,534.67

2.	Allocation of Finance Charge Receivables

(a1)	The aggregate amount of Allocations of Finance
Charge Receivables processed during the Monthly
Period which were allocated in respect of the Certificates

Class A	$8,240,892.95
Class B	$636,344.99
Collateral Invested Amount	$934,208.58

Total	$9,811,446.52

(b1) Principal Funding Investment Proceeds (to Class A)	$0.00
(b2) Withdrawals from Reserve Account (to Class A)	$0.00

Class A Available Funds	$8,240,892.95
(c1) Principal Funding Investment Proceeds (to Class B)	$0.00
(c2) Withdrawals from Reserve Account (to Class B)	$0.00
Class B Available Funds	$636,344.99
(d1) Principal Funding Investment Proceeds (to CIA)	$0.00
(d2) Withdrawals from Reserve Account (to CIA)	$0.00
Collateral Interest Available Funds	$934,208.58
(e1) Total Principal Funding Investment Proceeds	$0.00
(e2) Investment Earnings on deposits to Reserve Account	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 3	Series 2001-4

3.	Principal Receivable / Investor Percentages

(a) The aggregate amount of Principal Receivables in the Trust as of 08/31/02	$32,869,961,732.81

(b) Invested Amount as of 08/31/02
(Adjusted Class A Invested Amount during Accumulation Period)

Class A	$600,000,000.00
Class B	$46,428,000.00
Collateral Invested Amount	$67,858,000.00

Total	$714,286,000.00

(c)	The Floating Allocation Percentage:

Class A	1.826%
Class B	0.141%
Collateral Invested Amount	0.207%

Total	2.174%

(d)	During the Accumulation Period: The Invested Amount
as of (the last day of the Revolving Period)

Class A	$0.00
Class B	$0.00
Collateral Invested Amount	$0.00

Total	$0.00

(e)	The Fixed/Floating Allocation Percentage:

Class A	1.826%
Class B	0.141%
Collateral Invested Amount	0.207%

Total	2.174%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 4	Series 2001-4

4.	Delinquent Balances.

The aggregate amount of outstanding balances in the
Accounts which were delinquent as of the end of the day
on the last day of the Monthly Period

(a)	30 - 59 days	$474,037,411.33
(b)	60 - 89 days	$304,736,754.79
(c)	90 - 119 days	$232,587,296.02
(d)	120 - 149 days	$184,167,054.60
(e)	150 - 179 days	$164,853,666.14
(f)	180 or more days	$0.00
	Total	$1,360,382,182.88

5.	Monthly Investor Default Amount.

(a)	The aggregate amount of all defaulted Principal
Receivables written off as uncollectible during the
Monthly Period allocable to the Invested Amount
(the aggregate “Investor Default Amount”)

Class A	$2,698,480.91
Class B	$208,371.20
Collateral Invested Amount	$305,906.65

Total	$3,212,758.76

6.	Investor Charge-Offs & Reimbursements of Charge-Offs.

(a)	The aggregate amount of Class A Investor Charge-
Offs and the reductions in the Class B Invested
Amount and the Collateral Invested Amount

Class A	$0.00
Class B	$0.00
Collateral Invested Amount	$0.00

Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 5	Series 2001-4

(b)	The aggregate amount of Class A Investor Charge-
Offs reimbursed and the reimbursement of
reductions in the Class B Invested Amount and the
Collateral Invested Amount

Class A	$0.00
Class B	$0.00
Collateral Invested Amount	$0.00

Total	$0.00

7.	Investor Servicing Fee

(a)	The amount of the Investor Monthly Servicing Fee
payable by the Trust to the Servicer for the
Monthly Period

Class A	$750,000.00
Class B	$58,035.00
Collateral Invested Amount	$84,822.50

Total	$892,857.50

8.	Reallocated Principal Collections

The amount of Reallocated Collateral Interest Principal Collections
and Class B Principal Collections applied in respect
of Interest Shortfalls, Investor Default Amounts or Investor
Charge-Offs for the prior month.

Class B	$0.00
Collateral Invested Amount	$0.00

Total	$0.00

9.	Collateral Invested Amount

(a) The amount of the Collateral Invested Amount Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$67,858,000.00

10.	The Portfolio Yield

The Portfolio Yield for the related Monthly Period	10.78%

11.	The Base Rate

The Base Rate for the related Monthly Period	4.02%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 6	Series 2001-4

C    Information Regarding the Principal Funding Account

1.	Accumulation Period

(a)	Accumulation Period Commencement Date	04/01/2006

(b)	Accumulation Period Length (months)	1

(c)	Accumulation Period Factor	1.00

(d)	Required Accumulation Factor Number	8

(e)	Controlled Accumulation Amount	$714,286,000.00

(f)	Minimum Payment Rate (last 12 months)	13.44%

2.	Principal Funding Account

Beginning Balance	$0.00
Plus: Principal Collections for related Monthly Period from
Principal Account	0.00
Plus: Interest on Principal Funding Account Balance for
related Monthly Period	0.00
Less: Withdrawals to Finance Charge Account	0.00
Less: Withdrawals to Distribution Account	0.00

Ending Balance	0.00

3.	Accumulation Shortfall

The Controlled Deposit Amount for the previous
Monthly Period	$0.00

Less: The amount deposited into the Principal Funding
Account for the Previous Monthly Period	$0.00

Accumulation Shortfall	$0.00

Aggregate Accumulation Shortfalls	$0.00

4.	Principal Funding Investment Shortfall

Covered Amount	$0.00

Less: Principal Funding Investment Proceeds	$0.00

Principal Funding Investment Shortfall	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 7	Series 2001-4

D.	Information Regarding the Reserve Account

1.	Required Reserve Account Analysis

(a)	Required Reserve Account Amount percentage	0.00000%

(b)	Required Reserve Account Amount ($) (.5% of Class A Invested Amount or other amount designated by Transferor)	$0.00

(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

2.	Reserve Account Investment Proceeds

Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3.	Withdrawals from the Reserve Account

Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)	$0.00

4.	The Portfolio Adjusted Yield

The Portfolio Adjusted Yield for the related Monthly Period	6.60%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT
Signature Page

First USA Bank, National Association as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President